UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 18, 2008

THE TALBOTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 18, 2008, The Talbots, Inc. (the “Company”) announced that it has finalized the terms of the previously announced $50 million unsecured subordinated working capital term loan credit facility (the “facility”) with Aeon (U.S.A.), Inc., a wholly-owned subsidiary of Aeon Co., Ltd., and the majority shareholder of the Company (“Aeon”).

The facility will mature and Aeon’s commitment to provide borrowings under the facility will expire on January 28, 2012.

Under the terms of the facility, the financing is the unsecured general obligation of the Company and is subordinated to the Company’s other financial institution indebtedness existing as of the closing date, including under the existing Acquisition Loan Agreement, as amended, between the Company (as borrower), the lenders from time to time thereto, and Mizuho Corporate Bank, Ltd. (as agent), dated as of July 24, 2006 (the “Acquisition Loan”).

The facility will be available for use by the Company and its subsidiaries for general working capital and other appropriate general corporate purposes in connection with the Company’s execution of its turnaround plan as has been previously approved by the Company’s Board of Directors.

Interest on outstanding principal under the facility will be at an annual rate equal to three-month LIBOR plus 500 basis points. The Company is required to pay an upfront commitment fee of 1.5% (or $750,000) to Aeon at the time of execution and closing of the loan facility agreement. Going forward, the Company is required to pay a fee of 50 basis points per annum on the undrawn portion of the commitment, payable quarterly in arrears.

Amounts may be borrowed under the facility from time to time, subject to satisfaction of all conditions to borrowing set forth in the facility.  Voluntary prepayments of borrowed amounts generally will not be permitted under the facility. Amounts borrowed under the facility that are repaid or prepaid may be not reborrowed.

Borrowing under the facility will be subject to conditions set forth in the loan agreement, including without limitation accuracy of all representations and warranties, compliance with all covenants, no material adverse change and absence of defaults. The facility includes representations and warranties relating to the Company and its subsidiaries, including representations and warranties that are substantially similar in all material respects as under the Acquisition Loan.  The facility also includes covenants relating to the Company and its subsidiaries, including covenants that are substantially the same in all material respects as under the Acquisition Loan.

The facility provides for events of default that are substantially the same in all material respects as under the Acquisition Loan (other than any change of control default). If a default were to occur, interest would accrue on any principal or other amount payable under the facility at a rate of 2.00% per annum in excess of the applicable interest rate (and, upon written notice by Aeon, the principal and all accrued interest under the facility may be accelerated, subject in all cases to the terms of subordination).

The principal terms of this financing were reviewed with and approved by the Company’s independent Audit Committee. Several of the members of the Company’s Board of Directors are affiliates of Aeon and related person transactions between the Company and Aeon are described in the Company’s 2008 proxy statement which was filed with the Securities and Exchange Commission on April 25, 2008.

The above description is a summary of this financing and is qualified in its entirety by the attached Exhibit 10.1.  The Company had previously announced by Current Report on Form 8-K filed on June 11, 2008 the agreement with Aeon to provide this facility, subject to, among other things, preparation and execution of all applicable loan documentation which is attached as Exhibit 10.1.

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure.

On July 18, 2008, the Company issued a press release announcing the matters generally referred to in Items 1.01 and 2.03 of this Form 8-K. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

10.1	Term Loan Credit Facility between The Talbots, Inc. (as Borrower) and Aeon (U.S.A.), Inc. (as Lender).

99.1	Press Release of The Talbots, Inc., dated July 18, 2008.

Forward-looking Information

The foregoing contains forward-looking information within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “proposed,” “plan,” “believe,” “anticipate,” “will,” “would,” or similar statements or variations of such terms.

All of our forward-looking statements are as of the date of this Form 8-K only. The Company can give no assurance that such expectations or forward-looking statements will prove to be correct.  Actual results may differ materially from our forward-looking statements.  Except as may be required by law or SEC rule or requirement, the Company does not undertake or plan to update or revise any such forward-looking statements to reflect changes in plans, assumptions, expectations, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.

Any public statements or disclosures by us following this Form 8-K which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K will be deemed to modify or supersede such statements in or accompanying this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: July 18, 2008	By:		/s/ Edward L. Larsen
		Name:	Edward L. Larsen
		Title:	Senior Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Term Loan Credit Facility between The Talbots, Inc. (as Borrower) and Aeon (U.S.A.), Inc. (as Lender).

99.1	Press Release of The Talbots, Inc., dated July 18, 2008.